FINANCIAL EXPENSES, NET	6 Months Ended
Jun. 30, 2021
Disclosure Text Block Supplement [Abstract]
FINANCIAL EXPENSES, NET
NOTE 6:	FINANCIAL EXPENSES, NET
	Six months ended June 30,
	2021	2020

Interest expense and amortization of discount on convertible notes	-	621
Bank fees	(3)	1
Change in fair value of derivative warrant liability	-	1,065
Exchange rate differences	(40)	(4)
Total financial expenses, net	$(43)	$1,683